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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 14, 2002

                       Atlas Air Worldwide Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                      0-25732                     13-4146982
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


     2000 Westchester Avenue, Purchase, New York                      10577
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      (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (914) 701-8000
                                                     --------------


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         (Former name or former address, if changed since last report)


                                Atlas Air, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                      0-25732                    84-1207329
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


     2000 Westchester Avenue, Purchase, New York                      10577
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      (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (914) 701-8000
                                                     --------------

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         (Former name or former address, if changed since last report)



     This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.
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ITEM 5. OTHER EVENTS.

Atlas Air, Inc. ("Atlas Air" or the "Company"), a wholly owned subsidiary of Atlas Air Worldwide Holdings, Inc., has reached an agreement with its bank lenders (lenders in the Aircraft Credit Facility and the Atlas Freighter Leasing III Facility) to amend these loan agreements for 2002. The Company previously disclosed that discussions with the bank lenders were under way with a view toward modifying various technical limitations imposed by the agreements and lowering certain financial covenant tests for the remainder of 2002.

The minimum liquidity amounts required under the agreements were adjusted to accommodate a $17.5 million prepayment of principal and to provide additional certainty for the Company regarding liquidity levels through the remainder of 2002. In addition, the maximum leverage ratio was increased, and the minimum interest coverage ratio was decreased for the third and fourth quarters of 2002.

In addition, among other things, the Company has (i) added three previously unencumbered 747-200 aircraft to the security of the Atlas Freighter Leasing III facility, (ii) agreed to maintain a stipulated loan-to-value ratio for both facilities at December 31, 2002, and (iii) agreed to additional compensation for the banks.

Based upon existing requirements in the Aircraft Credit Facility agreement, the Company prepaid $17.5 million of principal due under the Aircraft Credit Facility in order to maintain an agreed upon loan-to-value ratio.

Atlas Air expects to discuss covenant levels for 2003 with the banks in the fourth quarter of this year.

In June 2002, the Company received a tax refund of approximately $24 million. The refund reflected a net operating loss (NOL) that was carried back to prior years to generate a refund of regular and alternative minimum taxes. The Company had previously recorded this amount as Income Tax Receivable in its first quarter 2002 Form 10-Q filing.

For additional information concerning the Aircraft Credit Facility and the Atlas Freighter Leasing III Facility, reference is made to Note 3 to the Consolidated Financial Statements of Atlas Air, Inc., which are contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ATLAS AIR WORLDWIDE HOLDINGS, INC.
                                 (Registrant)


Dated:  June 21, 2002            By: /s/ Douglas A. Carty
                                     ---------------------------------
                                     Name:   Douglas A. Carty
                                     Title:  Senior Vice President and
                                             Chief Financial Officer


                                 ATLAS AIR, INC.
                                 (Registrant)

Dated:  June 21, 2002            By: /s/ Douglas A. Carty
                                     --------------------------------
                                     Name:   Douglas A. Carty
                                     Title:  Senior Vice President and
                                             Chief Financial Officer






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